                               SCHEDULE 14A INFORMATION
             PROXY STATEMENT PURSUANT TO SECTION 14 (A) of THE SECURITIES
                                 EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT /X/   FILED BY A PARTY OTHER THAN THE REGISTRANT / /

Check the appropriate box
/X/    Preliminary Proxy statement
/ /    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material pursuant to sec.24O.14a-11(c) or sec.24O.l4a-12
/ / Confidential, for Use of the Commission only (as permitted by Rule 14a-6(3)(2))

                          The Navellier Performance Funds
                  (Name of Registrant as Specified In Its Charter)
                     (Name of Person(s) Filing Proxy Statement)

                PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX) :
/X/    No fee required.
/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

l)     Title of each class of securities to which transaction applies:

2)     Aggregate number of securities to which transaction applies.

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)     Proposed maximum aggregate value of transaction.

5)     Total fee paid:

/ /    Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)     Amount Previously Paid:

2)     Form, schedule or Registration Statement No.:

3)     Filing Party:

4)     Date Filed:

                            NAVELLIER PERFORMANCE FUNDS
                           AGGRESSIVE SMALL CAP PORTFOLIO
                  One East Liberty, 3rd Floor, Reno, Nevada 89501


                     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD APRIL 17, 1998

     A Special Meeting of Shareholders of The Navellier Performance Funds Aggressive Small Cap Portfolio (the "Portfolio") will be held at One East Liberty, 3rd Floor, Reno, Nevada 89501 on Friday, April 17, 1998 at 9:30 am for the following purposes:

ITEM 1. To lower the annual management fee paid by the Portfolio to Navellier Management, Inc. pursuant to the Investment Advisory Agreement between Navellier Management, Inc. and the Portfolio from 1.15% to 0.90% of the average daily net assets of the Portfolio and to approve a distribution agreement ("12b-1 Plan") between the Aggressive Small Cap Portfolio of The Navellier Performance Funds and Navellier Securities Corp.

ITEM 2. To change the investment objectives and restrictions and the name of the Aggressive Small Cap Portfolio of The Navellier Performance Funds.

          Your Trustees recommend that you vote in favor of Items 1 and 2.

     Only shareholders of record on March 12, 1998 will be entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.



                                        Louis G. Navellier
                                        President


March 16, 1998




YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP SAVE NMI THE NECESSARY AND ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

Dear Shareholders:

     The enclosed proxy statement seeks your approval at a Special Meeting of Shareholders to be held in Reno, Nevada on Monday, April 17, 1998 of the two (2) proposals: 1) to lower the annual management fee paid by the Aggressive Small Cap Portfolio ("Portfolio") of The Navellier Performance Funds from 1.15% to 0.90% of the Portfolio's average daily net assets and to approve a distribution plan ("12b-1 Plan") for the Portfolio; 2) to change the name and investment restrictions of the Portfolio.

     Federal securities law requires that management's proposals to adopt a 12b-1 Plan and to change the investment objectives and restrictions of the Portfolio be submitted to and approved by a vote of shareholders in order for such proposals to be enacted.

     MR. NAVELLIER AND THE OTHER FOUR TRUSTEES OF THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU APPROVE EACH OF THE TWO PROPOSALS AS SET FORTH IN ITEMS 1 AND 2 OF THE PROXY STATEMENT. The Board is also very pleased that Navellier Management, Inc. ("NMI") has agreed to a reduction in the investment advisory fee paid by the Portfolio to NMI if you approve Item 1 at your Special Meeting.

     Your Trustees' recommendation is now subject to review by you and your fellow shareholders at the Special Meeting. Even if you cannot attend the Special Meeting, it is very important that you complete, sign, and return the enclosed gold proxy card. Your prompt response will be appreciated.

     Should you have any questions, we invite you to call us directly, toll free, at 1-800-887-8671 between 8:00 am and 5:00 pm Pacific Standard Time.

                                             Very truly yours,




                                             Louis G. Navellier
                                             President

                                  PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the "Board of Trustees") of the Navellier Aggressive Small Cap Portfolio (the "Portfolio"), a series of The Navellier Performance Funds, to be used at a Special Meeting of Shareholders to be held at One East Liberty, 3rd Floor, Reno, Nevada 89501 on April 17, 1998, and at any adjournments thereof, for the purposes set forth in the accompanying Notice (collectively the "Special Meeting").

     This Proxy Statement, the Notice of Special Meeting of Shareholders and the proxy card are being mailed to shareholders on or about March 17, 1998, or as soon as practicable thereafter. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposals referred to in the Proxy Statement. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Fund at the principal executive office of the Fund, One East Liberty Street, 3rd Floor, Reno, Nevada 89501) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund.

     Shareholders of record at the close of business on March 12, 1998 ("Record Date") will be entitled to one vote for each share held. There were 467,597.774 shares of the Fund outstanding on the Record Date.

     FOR A FREE COPY OF THE FUND'S ANNUAL REPORT FOR ITS MOST RECENTLY COMPLETED FISCAL YEAR ENDED DECEMBER 31, 1997, WRITE THE NAVELLIER PERFORMANCE FUNDS AT ONE EAST LIBERTY, 3RD FLOOR, RENO, NEVADA 89501 OR CALL 1-800-887-8671.

ITEM 1 - TO LOWER THE ANNUAL MANAGEMENT FEE PAID BY THE PORTFOLIO TO NAVELLIER MANAGEMENT, INC. ("NMI") PURSUANT TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN NMI AND THE PORTFOLIO FROM 1.15% TO 0.90% OF THE AVERAGE DAILY NET ASSETS OF THE PORTFOLIO AND TO APPROVE A DISTRIBUTION AGREEMENT ("12b-1 PLAN") BETWEEN THE PORTFOLIO AND NAVELLIER SECURITIES CORP.

ITEM 2 - TO CHANGE THE INVESTMENT RESTRICTIONS AND THE NAME OF THE PORTFOLIO.

BACKGROUND

     At the Special Meeting, shareholders will be asked to approve two (2) proposals which have been unanimously approved by the Portfolio's Board of Trustees.

     ITEM 1 The first proposal is to lower the annual management fee paid by the Portfolio to Navellier Management, Inc. ("NMI") from 1.15% to 0.90% of the Portfolio's average daily net assets and to approve an annual 0.25% 12b-1 distribution plan, a copy of which is attached hereto as Appendix B. NMI has agreed to lower its annual management fee by .025% (from 1.15% to 0.90%) to offset the annual 0.25% 12b-1 fee which Management is proposing to help in having the Portfolio distributed through various brokerage firm "supermarkets," including possibly Fidelity's FUNDSNET program and Prudential's PRO CHOICE program.

     Management believes that if the Portfolio could be distributed through these various brokerage firms' fund supermarket programs, such distribution could result in economics of scale and could eventually possibly save the Portfolio's shareholders money by possibly lowering the Portfolio's total operating expenses. NMI is offering to reduce its annual management fee by 0.25% to cover the additional 0.25% annual cost of such a 12b-1 plan. The Investment Advisory Agreement will, in all other respects, stay the same as the present agreement. (See Appendix A.)

     Under the Agreement, NMI provides portfolio management services for the Portfolio, including investment research, advice and supervision. For its services, the Portfolio currently pays NMI a management fee computed and paid monthly, in an amount equal to 1.15% per annum of the average daily net asset value of the Portfolio. If the shareholders vote to approve Item 1 at the Special Meeting, NMI will immediately reduce the investment advisory fee from 1.15% to 0.90% per annum of the Portfolio's average daily net assets to cover the cost of the 12b-1 Plan.

     The Portfolio pays its expenses (other than those assumed by NMI or Navellier Securities Corp. ("NSC"), the Portfolio's principal underwriter), including: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Portfolio; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Portfolio; expenses of repurchasing and redeeming shares; expenses of preparing, printing and mailing share certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Portfolio's custodian and transfer agent, for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Portfolio and the preparation, printing and mailing of prospectuses for such purposes are borne by the Portfolio except that its Distribution Agreement with NSC, the Portfolio's principal underwriter, requires NSC to pay for prospectuses that are to be used for sales purposes.

     The Agreement further provides that NMI will pay the compensation, if any, of the Portfolio's officers who are affiliated with NMI and any Trustee who is an officer of NMI and that NMI will furnish at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Portfolio's investments, effecting its portfolio securities, and, in general, administering its affairs.

     The Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence, NMI shall not be liable for any act or omission in the course of, or in connection with, the rendering of its services thereunder.

     The description of the Agreement is qualified in its entirety by reference to the Agreement which is attached as Appendix A in this proxy statement.

     ITEM 2 The second proposal to be voted on is to change the investment restrictions of the Portfolio from investing primarily in equity securities of companies with market capitalizations of less than one billion dollars to investing primarily in equity securities of companies with market capitalization of less than 350 million dollars. Management believes that changing the investment restrictions of the Portfolio will allow management to invest more of the Portfolio's assets in smaller (micro) cap companies, which management believes may possibly offer better growth opportunities. Greater investment in such companies could also possibly result in greater risk. The median market capitalization of companies in which NMI currently invests for the Portfolio is about $290 million. While the Portfolio's present investment restrictions allow management to invest all or most of the Portfolio's assets in equity securities of companies with market capitalization of under 350 million dollars, and even though the Portfolio is currently invested in such companies, management believes that the investment restrictions should be amended to more fully inform its shareholders of the Portfolio's intended investments. Management is also proposing that the name of the Portfolio be changed from Aggressive Small Cap Portfolio to Aggressive Micro Cap Portfolio to reflect the change in its investment restrictions. If Item 2 is approved, then the Navellier Performance Funds will have a small cap portfolio and a micro cap portfolio.

THE TRUSTEES OF THE PORTFOLIO UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE PORTFOLIO VOTE FOR ITEMS 1 AND 2.

REQUIRED VOTE

     Approval of Item 1 (the 12b-1 Plan) and of Item 2 (change in investment restrictions) each requires that a majority (more than 50%) of a quorum of the Portfolio's outstanding shares entitled to vote and present in person or by proxy vote in favor of Item 1 and of Item 2. The holders of record of one-third of the Portfolio's shares outstanding at the close of business on the Record Date, present in person or represented by proxy, will constitute a quorum for the meeting.

     The Board of Trustees unanimously recommends that the shareholders vote FOR
Item 1 and FOR Item 2.

MANNER OF VOTING PROXIES

     All proxies received by the management will be voted on all matters presented at the Special Meeting and at any adjournments thereof, and if not limited to the contrary, will be voted FOR Item 1 and FOR Item 2.

     Broker-dealer firms holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Item 1 and Item 2 before the Special Meeting. Proxies which are returned but which are marked "abstain" will be counted as present for the purposes of a quorum. However, abstentions will not be counted as votes cast.

     The management knows of no other matters to be brought before the Special Meeting. If, however, any other matters come before the Special Meeting and any adjournments thereof, it is the management's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

REVOCATION OF PROXIES

     You may revoke your proxy: (i) at any time prior to the proxy's exercise by written notice to The Navellier Performance Funds at One East Liberty, Third Floor, Reno, Nevada 89501 prior to the Meeting; (ii) by the subsequent execution and return of another proxy prior to the Meeting; or (iii) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the meeting.

ADDITIONAL VOTING INFORMATION

     As of the Record Date, there were outstanding and entitled to be voted 467,597.774 Portfolio Shares. As of the Record Date, Charles Schwab & Company, San Francisco, California, The Fidelity Group and Smith Barney each held for the benefit of others more than 5% of the Portfolio. Trustees and officers of The Navellier Performance Funds own in the aggregate less than 1% of the shares of the Portfolio. To the knowledge of Mr. Navellier, no other person then owned more than 5% of the outstanding shares of the Portfolio.

SUBMISSION OF CERTAIN PROPOSALS

     The Navellier Performance Funds is a Delaware business trust, and as such is not required to hold annual meetings of shareholders. However, meetings of shareholders may be held from time to time to consider such matters as changes in investment advisory agreements and/or changes in investment objectives and restrictions of the Portfolio. Proposals of shareholders which are intended to be presented at future shareholder's meetings must be received by the Portfolio a reasonable time prior to the Portfolio's solicitation of proxies relating to such future meeting.

ADDITIONAL INFORMATION

     The information contained in this proxy statement relating to NMI has been furnished by NMI.

                                  PROXY SOLICITATION

     To obtain the necessary representation at the Special Meeting, solicitations may be made by mail, telephone or interview by MacKenzie Partners, Inc. ("MacKenzie") or its agents as well as by officers of the Portfolio, employees of NMI and securities dealers by whom shares of the Portfolio have been sold. It is anticipated that the total cost of any such solicitations, if made by MacKenzie or its agents, would be approximately $20,000 plus out-of-pocket expenses, and if made by any other party, would be nominal. The expense of management's solicitations as well as the preparation, printing and mailing of the enclosed form of proxy, and this Proxy Statement, will be borne by NMI. NMI will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of the proposals set forth in the Notice of Special Meeting are not received by April 17, 1998, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies up to May 17, 1998. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by NMI.



                  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY


                                             The Navellier Performance Funds
                                             Aggressive Small Cap Portfolio
March 16, 1998

PROXY                                                                      PROXY
                     THE NAVELLIER AGGRESSIVE SMALL CAP PORTFOLIO

                          THE NAVELLIER PERFORMANCE FUNDS

                        ONE EAST LIBERTY STREET, THIRD FLOOR
                                RENO, NEVADA  89501

                                   --------------

                    PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                   APRIL 17, 1998


     THIS PROXY IS SOLICITED BY LOUIS NAVELLIER, and the other Trustees of THE NAVELLIER PERFORMANCE FUNDS (the "NAVELLIER GROUP") for use at a special meeting of the shareholders of The Navellier Aggressive Small Cap Portfolio (the "Portfolio"), an investment portfolio offered by The Navellier Performance Funds (the "Fund") which meeting will be held at 9:30 A.M., Pacific Time, on April 17, 1998, at the offices of THE NAVELLIER PERFORMANCE FUNDS, One East Liberty Street, Third Floor, Reno, Nevada 89501 (the "Meeting").

     The undersigned shareholder of the Portfolio, revoking any and all previous proxies heretofore given for shares of the Portfolio held by the undersigned ("Shares"), does hereby appoint Louis Navellier and Samuel Kornhauser, and each and any of them, with full power of substitution to each to be the attorneys and proxies of the undersigned (the "Proxies"), to attend the Meeting of the shareholders of the Portfolio, and to represent and direct the voting interests represented by the undersigned as of the record date for said Meeting for the Proposals specified below.

     This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified below in the squares provided, the undersigned's vote will be cast "FOR" the Item. If no direction is made for the item, this proxy will be voted "FOR" the item. In their discretion, the Proxies are authorized to transact and vote upon such other matters and business as may come before the Meeting or any adjournments thereof.

                                   Please mark
                                   your votes as       /X/
                                   indicated in
                                   this example

                                   FOR       AGAINST        ABSTAIN
Item 1    TO LOWER THE ANNUAL
          MANAGEMENT FEE           / /         / /            / /
          PAID BY THE
          PORTFOLIO TO
          NAVELLIER
          MANAGEMENT, INC.
          PURSUANT TO THE
          INVESTMENT ADVISORY
          AGREEMENT BETWEEN
          NMI AND THE PORTFOLIO
          FROM 1.15% TO 0.90%
          OF THE AVERAGE DAILY
          NET ASSETS OF THE
          PORTFOLIO AND TO
          APPROVE A DISTRIBUTION
          AGREEMENT ("12b-1 PLAN")
          BETWEEN THE PORTFOLIO
          AND NAVELLIER SECURITIES
          CORP.

                                   FOR       AGAINST        ABSTAIN
Item 2    TO CHANGE THE
          INVESTMENT               / /         / /            / /
          RESTRICTIONS
          AND NAME OF
          THE PORTFOLIO



     To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF LOUIS NAVELLIER and THE OTHER TRUSTEES OF THE NAVELLIER PERFORMANCE FUNDS, WHICH RECOMMEND A VOTE FOR ITEMS 1 AND 2.

NOTE: Please sign exactly as your name appears hereon. If shares are registered in more than one name, all registered shareholders should sign this proxy; but if one shareholder signs, that signature binds the other shareholder. When signing as an attorney, executor, administrator, agent, trustee, or guardian, or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign in partnership name by an authorized person.

Dated _______________, 1998

                              --------------------------    ----------------
                              Signature of Shareholder      Number of shares



                              This proxy may be revoked by the shareholder(s) at any time prior to the special meeting.

                                      APPENDIX A

                           THE NAVELLIER PERFORMANCE FUNDS
                           (AGGRESSIVE SMALL CAP PORTFOLIO)
                            INVESTMENT ADVISORY AGREEMENT

     The AGREEMENT is made this __ day of March, 1998, by and between the Aggressive Small Cap Portfolio ("Portfolio") of THE NAVELLIER PERFORMANCE FUNDS, a business trust organized under the laws of the State of Delaware (the "Fund"), and NAVELLIER MANAGEMENT, INC., a Delaware corporation (the "Adviser").

     WHEREAS, the Fund engages in business as an open-end management investment company and is being registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

     WHEREAS, the Portfolio is one of the portfolios of the Fund; and

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as investment adviser with an emphasis on over the counter stocks; and

     WHEREAS, the Fund desires to retain the Adviser as investment adviser to furnish advisory and portfolio management services to the Fund;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the Fund and the Adviser agree as follows:

     1. DUTIES AS ADVISER. The Fund hereby appoints the Adviser to act as the investment adviser to the Fund with respect to the Portfolio, and, subject to the supervision of the Board of Trustees of the Fund, to provide investment advisory services to the Fund as hereinafter set forth: (i) to obtain and evaluate such information and advice relating to the economy, securities markets, and securities as it deems necessary or useful to discharge its duties hereunder; (ii) to continuously manage the assets of the Fund in a manner consistent with applicable law and the investment objectives and policies set forth in the most current prospectus and statement of additional information of the Fund under the Securities Act of 1933 (the "Prospectus"); (iii) to determine which issuers will be deemed "Qualified Issuers" (as defined in the Prospectus);
(iv) to determine the timing of purchases, sales, and dispositions of securities; (v) to take such further action in its sole discretion (but always in compliance with applicable law and the Prospectus) without obligation to give prior notice to the Board of Trustees of the Fund, or the Custodian, including the placing of purchase and sale orders on behalf of the Fund as it shall deem necessary and appropriate; (vi) to furnish to or place at the disposal of the Fund such of the information, evaluations, analyses, and opinions formulated or obtained by it in the discharge of its duties as the Fund may, from time to time, reasonably request;
(vii) to take such actions necessary or appropriate to carry out the decisions of the Fund's Board of Trustees; (viii) to make decisions for the Fund as to the manner in which voting rights, rights to consent to trust action, and any other rights pertaining to how the Fund's portfolio securities shall be exercised ("Portfolio Voting Rights"). The Fund has directed the Custodian, and Custodian has agreed, to act in accordance with the instructions of the Adviser. The Adviser shall at no time have custody of or physical control over the investment account assets or securities, and the Adviser shall not be liable for any act or omission of the Custodian. The Adviser shall maintain records required under the Investment Advisers Act of 1940 ("Advisers Act") and shall make them available to the Fund or its designees for review or inspection upon demand and at the Adviser's expense.

     2. ALLOCATION OF CHARGES AND EXPENSES. The Adviser shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement and shall, at its expense, maintain such staff and employ or retain personnel and consult with other persons as it shall determine necessary. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or otherwise retained by the Adviser to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice, and assistance as the Adviser may deem appropriate. The Adviser shall, without expense to the Fund, furnish the services of such members of the Adviser's organization as may be duly elected to be officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law.

     The Fund will pay or cause to be paid all other expenses of the Fund (except for the expenses to be paid by the Fund's Distributor), including, without limitation, the following: (i) services rendered by the Custodian and the Transfer Agent, (ii) fees, voluntary assessments, and other expenses incurred in connection with membership in investment company organizations,
(iii) cost of stock certificates, reports, proxy materials and notices to shareholders, and other like miscellaneous expenses, (iv) brokerage commissions and other brokerage expenses, (v) taxes (including any income or franchise taxes), and any fees payable to federal, state, and other governmental agencies,
(vi) fees and salaries payable to the Trustees, officers, and advisory board members of the Fund, if any, (vii) auditing the Fund's books and accounts, (viii) the cost of bookkeeping and accounting services, (ix) any and all Fund legal expenses, (x) costs of mailing and tabulating proxies and costs of shareholders' and Trustees' meetings, (xi) the cost of investment company literature and other publications provided by the Fund to its Trustees and officers, (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds, (xiii) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund, (xiv) costs of printing and mailing monthly statements and confirmations, (xv) expense of organizing the Fund, (xvi) filing fees and expenses relating to the registration and qualification of the Fund's shares under federal and/or state securities laws and maintaining such registrations and qualifications and (vii) other expenses properly payable by the Fund.

     3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser hereunder, the Fund shall pay to the Adviser, on a monthly basis, an annual fee of nine tenths of one percent (0.90%) (the "Management Fee") of the Fund's average daily net assets for the Aggressive Small Cap Portfolio. Payment of the Adviser's compensation for the preceding month shall be made as promptly as possible after the last day of each such month. The compensation for the period from the effective date hereof to the next succeeding last day of the month shall be prorated according to the proportion which such period bears to the full month ending on such date, and provided further that, upon any termination of this Agreement before the end of the month, such compensation for the period from the end of the last month ending prior to such termination shall be prorated according to the proportion which such period bears to a full month, and shall be payable upon the date of termination. If the annual operating expenses borne by the Fund relating to any Portfolio, including amounts payable to the Adviser hereunder paid or payable by such Portfolio for any fiscal year, exceed the applicable expense limitations imposed by state securities laws or regulations thereunder (as same may be adjusted from time to time), the Adviser will reduce its Management Fee to the extent of such excess and if required, pursuant to any such laws or regulations (unless otherwise waived), will reimburse the applicable Portfolio for annual operating expenses in excess of any such expense limitation up to the amount of the Management Fee payable to it during that fiscal year with respect to such Portfolio. The Adviser has the right, but not the obligation, to waive any portion or all of its Management Fee, from time to time.

     The "average daily net assets" of each Portfolio for a particular period shall be determined by adding together all calculations of net assets, as regularly computed for such

Portfolio on each business day during such period, and dividing the resulting total by the number of business days during such period.



     4. LIMITATIONS OF LIABILITY OF ADVISER. The Adviser shall not be liable for any error of judgment or mistake of law or fact, or, for any loss suffered by the Fund or its investors in connection with the matters to which this Agreement relates, except (i) a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or (ii) a loss for which the Adviser would not be permitted to be indemnified under the federal Securities laws. The Fund also agrees to indemnify Adviser to the extent provided for and agreed to by the parties in that agreement entitled Indemnification Agreement executed by the Fund and Adviser on May 15, 1993 and incorporated herein as and made a part hereof.

     5. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective as of April 17, 1998 and shall continue in effect unless sooner terminated, as herein provided, for two (2) years after the date hereof, and thereafter only if approved at least annually (a) by a majority of the Independent Trustees of the Board of Trustees of the fund or (b) by the vote of a majority (as defined in the Act) of the outstanding voting securities of the fund, and, in addition, by the vote of a majority of the Trustees of the Fund who are not parties hereto nor interested persons of any party, as required by the Act.

     This Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Fund, or by a vote of a majority (as defined in the Act) of the outstanding voting securities of the Fund, in either case upon written notice to the Adviser, and it may be terminated by the Adviser upon sixty (60) days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment, within the meaning of the Act, unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission.

     6. SEPARATE CONTRACT. This Agreement is separate and distinct form, and neither affects nor is affected by (i) the Fund's Distribution Agreement, and
(ii) the Fund's Administrative Services Agreement. Nothing contained in this Agreement shall prevent the Adviser or any affiliated person of the Adviser from acting as investment adviser or manager for any other person, firm, corporation, or other entity and shall not in any way bind or restrict the Adviser or any such affiliated person from buying, selling, or trading any securities, commodities, futures contracts, or options on such contracts for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

     7. AMENDMENT. This Agreement may be amended from time to time by agreement of the parties; provided, that such amendment shall be approved both by the vote of a majority of Trustees of the Fund, including a majority of Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement (other than as Trustees of the Fund) cast in person at a meeting called for that purpose, and by the holders of a majority (as defined in the Act) of the outstanding voting securities of the Portfolios of the Fund to which this Agreement is applicable.

     This Agreement may be amended by agreement of the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct, or supplement any ambiguous, defective, or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal and/or state laws or regulations, but neither the Fund nor the Investment Adviser shall be liable for failing to do so.

     8. BINDING EFFECT. This Agreement shall be binding upon, and inure to the benefit of the Fund and the Adviser and their respective successors.

     9. NAME OF THE FUND. The Fund acknowledges that the name "Navellier" is and shall remain the sole property of the Adviser, notwithstanding the use thereof by the Fund. The Fund may use the name "The Navellier Performance Funds" or any name derived from the name "Navellier" only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Adviser and for only so long as Navellier Management, Inc., remains as Adviser to the Fund. At such time as such an agreement shall no longer be in effect, or Adviser's services have terminated, the Fund will (to the extent that it is lawfully able) cease to use such a name or any other name connected with the Adviser or any organization which shall have succeeded to the business of the Adviser.

     10. DEFINITIONS. Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Prospectus. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested person" shall have the respective meanings specified in the Investment Company Act of 1940.

     11. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and each party may become a party hereto by executing a counterpart hereof. This Agreement and any counterpart so executed shall be deemed to be one and the same instrument.

     12. APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with the laws of the State of Delaware. Any dispute or controversy arising out of this Agreement shall be either submitted to arbitration (if both parties agree) in San Francisco, California (near the Fund's principal place of business) in accordance with the rules and regulations of the National Association of Securities Dealers, Inc., or decided by a trier of fact in a federal or state court in San Francisco, California, and in no other jurisdiction or court venued outside of San Francisco, California.

     13. ACKNOWLEDGEMENT OF RECEIPT OF FORM ADV PART II. The Fund hereby acknowledges receipt of the Adviser's Form ADV Part II or its brochure as required by Rule 204-3 promulgated under the Investments Advisers Act of 1940.

     14. INTEGRATION OF ALL PRIOR DISCUSSIONS, NEGOTIATIONS AND AGREEMENTS. This Agreement integrates all prior discussions, negotiations and agreements between the parties relating to Adviser's and Fund's agreement relating to the performance of investment advisory services for the Fund, and no evidence or parol evidence may be introduced to vary or change the terms of this written Agreement which is the full and final expression of the parties' agreement. Any change in the terms of this Agreement must be in writing signed by both parties.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in Reno, Nevada.

                             THE NAVELLIER PERFORMANCE FUNDS
                             (THE AGGRESSIVE SMALL CAP PORTFOLIO)

                         By:
                             ----------------------------
                              Joel Rossman, Trustee


                         By:
                             ----------------------------
Attest:                       Barry Sander, Trustee

Attest:

                         By:
----------------------       ----------------------------
Samuel Kornhauser             Jacques Delacroix, Trustee


                              NAVELLIER MANAGEMENT, INC.


                         By:
                             ----------------------------
                              Louis G. Navellier, President

                                                                      APPENDIX B




                         THE NAVELLIER PERFORMANCE FUNDS



                          RULE 12b-1 DISTRIBUTION PLAN
                                      FOR
                  THE NAVELLIER AGGRESSIVE SMALL CAP PORTFOLIO



          This distribution plan (the "Rule 12 b-1 Distribution Plan" or the "Plan"), has been adopted by the Aggressive Small Cap Portfolio ("Aggressive Small Cap Portfolio") of The Navellier Performance Funds, a registered open-end investment company organized as a Delaware Business Trust (the "Fund"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act").

                                  W H E R E A S

          The Aggressive Small Cap Portfolio presently distributes its shares of capital stock through a contractual arrangement with a principal distributor, Navellier Securities Corp. (the "Principal Distributor"), duly qualified to act on behalf of the Aggressive Small Cap Portfolio in such capacity, which contract has been approved by the Fund's Board of Trustees in accordance with requirements of the Act (the "Distribution Agreement"). Pursuant to the Distribution Agreement, the Principal Distributor may enter into service agreements ("Service Agreements") with certain securities dealers, financial institutions or other industry professionals, such as investment advisers, accountants and estate planning firms (severally, a "Service Organization") for


                                     - B-2 -
distribution and promotion of, administration of, and servicing investors in, the Aggressive Small Cap Portfolio's shares.

          Under this proposal, the Aggressive Small Cap Portfolio and its Investment Advisor (the "Advisor") may from time to time and from their own funds or from such other resources as may be permitted by rules of the Securities and Exchange Commission, make payments as described in Sections 2 and 3 hereof for distribution and service assistance.

          In voting to approve the Plan and related Service Agreement, the Board requested and evaluated such information as it deemed necessary to an informed determination and has concluded, in the exercise of their reasonable business judgment and in light of their respective fiduciary duties, that there is a reasonable likelihood that the plan will benefit the Aggressive Small Cap Portfolio and its shareholders.

          NOW, THEREFORE, in consideration of the foregoing, the Aggressive Small Cap Portfolio hereby adopts this Plan under the Act:

          1. The Principal Distributor shall act as distributor of the Aggressive Small Cap Portfolio's shares pursuant to the Distribution Agreement and shall receive from the Aggressive Small Cap Portfolio an annual 0.25% 12b-1 fee (payable pro rata monthly) of the average daily net assets of the Aggressive Small Cap Portfolio. Payments under this 0.25% 12b-1 fee may exceed actual expenses of the Principal Distributor in distributing, promoting and servicing the Aggressive Small Cap Portfolio. The Principal

                                     - B-3 -

Distributor may, at its own expense, enter into Service Agreements with Service Organizations for Distribution and Service Assistance.

          2. The Aggressive Small Cap Portfolio shall pay all costs and expenses in connection with the preparation, printing and distribution of the Aggressive Small Cap Portfolio's prospectuses and shareholder reports to existing shareholders. The Principal Distributor shall pay for printing and distribution of prospectuses sent to prospective investors and any promotional material.

          3. (a) There shall be paid periodically to one or more Service Organizations payments in respect of such Service Organizations' services to the Aggressive Small Cap Portfolio's shares owned by shareholders for whom the Service Organization is the dealer of record or holder of record, or owned by shareholders for whom the Service Organization provides service assistance. These payments for services shall be included in the 12b-1 fee paid to Distributor and shall be paid by Distributor to such Service Organization out of the 12b-1 fee. Payments to the Principal Distributor under the 12b-1 plan may exceed the Principal Distributor's actual expenses and payments to Service Organizations. The Service Payments are subject to compliance with the terms of the Service Agreements between the Service Organization and the Principal Distributor.

               (b) Distribution and Service Assistance, as defined in this Plan, shall include, but not be limited to, INTER ALIA, (i) formulating and implementing marketing and promotional activities,


                                     - B-4 -
including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (ii) arranging and contracting for the preparation and printing of sales literature and the mailing and distribution thereof; (iii) procuring, evaluating and providing to the Aggressive Small Cap Portfolio such information, analyses and opinions with respect to marketing and promotional activities as the Aggressive Small Cap Portfolio may, from time to time, reasonably request; (iv) providing office space and equipment, telephone facilities and dedicated personnel as is necessary to provide the services hereunder; (v) answering Client inquiries regarding the Aggressive Small Cap Portfolio and assisting Clients in changing dividend options, account designations and addresses; (vi) establishing and maintaining Client accounts and records; (vii) processing purchase and redemption transactions; (viii) providing automatic investment in Aggressive Small Cap Portfolio shares of Client cash account balances; (ix) providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the Client's other accounts serviced by the Service Organization; and (x) arranging for bank wires and such other services as the Aggressive Small Cap Portfolio may request, to the extent that the Service Organization is permitted by applicable statute, rule or regulation. Anything stated herein to the contrary notwithstanding and subject to the rules and regulations of the Act, any Service Payments made pursuant to this Plan shall cover any series or class of shares of capital stock of the Aggressive Small Cap Portfolio as to which the Plan is effective.


                                     - B-5 -

               (c) In each year that this Plan remains in effect, the Distributor of the Aggressive Small Cap Portfolio and/or the Investment Advisor shall prepare and furnish to the Board of Trustees of the Aggressive Small Cap Portfolio and the Trustees shall review, at least quarterly, written reports, complying with the requirements of Rule 12b-1 under the Act, of the amounts expended under the Plan and purposes for which such expenditures were made.

          4. The Fund will allocate the amounts expended by it under the Plan to each series or class of securities of the Fund as to which the Plan is effective in the proportion that the average daily net asset values of such series or class of securities bears to the average daily net assets of all such series or classes of securities as to which the Plan is effective.

          5.   The Plan shall become effective upon approval by (a) a vote of
(i) the Aggressive Small Cap Portfolio's Board of Trustees and (ii) the Qualified Trustees (as defined in Section 8 hereof), cast in person at a meeting called for the purpose of voting thereon, and (b) with respect to the securities of the Aggressive Small Cap Portfolio, at least a majority vote of the outstanding voting securities of the Aggressive Small Cap Portfolio, as defined in Section 2(a)(42) of the Act.

          6. This Plan shall remain in effect for one year from its adoption date and may be continued thereafter if this Plan is approved at least annually by a vote of the Board of Trustees of the Aggressive Small Cap Portfolio, and of the Qualified Trustees, cast in person at a meeting called for the purpose of voting on


                                     - B-6 -
such Plan. This Plan may not be amended in order to increase materially the amounts to be expended in accordance with Sections 1, 2 and 3(a) hereof without approval of each series or class of securities affected in accordance with
Section 5 hereof. All material amendments to this Plan must be approved by a vote of the Board of Trustees of the Aggressive Small Cap Portfolio, and of the Qualified Trustees, cast in person at a meeting called for the purpose of voting thereon.

          7. This Plan may be terminated at any time by a majority vote of the Trustees who are not interested persons (as defined in Section 2(a)(19) of the Act) of the Aggressive Small Cap Portfolio ("Independent Trustees") and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Qualified Trustees"), by vote of a majority of the outstanding voting securities of the Aggressive Small Cap Portfolio, as defined in Section 2(a)(42) of the Act.

          8. While this Plan shall be in effect, the selection and nomination of the Independent Trustees of the Aggressive Small Cap Portfolio shall be committed to the discretion of the Independent Trustees then in office.

          9. Any termination or noncontinuance of a Service Agreement by the Principal Distributor with a particular Service Organization shall have no effect on similar agreements between the Principal Distributor and other Service Organizations.

          10. The Principal Distributor is not obligated by this Plan to execute a Service Agreement with a qualifying Service Organization nor is it required to pay all or any portion of the


                                     - B-7 -

12b-1 fee to any service organization. The Principal Distributor shall be entitled to retain the entire amount of the 12b-1 fee.

          11. The Aggressive Small Cap Portfolio shall preserve copies of this Plan and any related agreements and all reports made pursuant to Paragraph 6 hereof, for a period of not less than six years from the date of this Plan, or the agreements or such report, as the case may be, the first two years in an easily accessible place.

Dated:    _________, 1998
                              THE AGGRESSIVE SMALL CAP PORTFOLIO OF
                              THE NAVELLIER PERFORMANCE FUNDS


                              By
                                 ---------------------------------

                                   Barry Sander, Trustee


                              By
                                 ---------------------------------

                                   Joel Rossman, Trustee


                              By
                                 ---------------------------------
                                   Jacques Delacroix, Trustee


                                     NAVELLIER SECURITIES CORP.


                              By
                                 ---------------------------------
                                   Louis G. Navellier, President

                                     - B-8 -